THIRD AMENDMENT
                             TO AMENDED AND RESTATED
                              LOAN AGREEMENT AMONG
                          COLUMBUS MCKINNON CORPORATION
                         EMPLOYEE STOCK OWNERSHIP TRUST,
                         COLUMBUS MCKINNON CORPORATION,
                             AND MARINE MIDLAND BANK


          This Third Amendment to Amended and Restated Loan Agreement ("Amendment") is made as of the 30th day of November, 1998 by and among Columbus McKinnon Corporation Employee Stock Ownership Trust, a trust which was created under the laws of the State of New York ("Borrower"), Columbus McKinnon Corporation, a corporation organized under the laws of the State of New York ("Guarantor"), and Marine Midland Bank, a banking corporation organized under the laws of the State of New York ("Bank").

                               W I T N E S S E T H

          WHEREAS, Bank, Guarantor and Borrower were parties to a Loan Agreement dated October 27, 1994 ("Original Loan Agreement"); and

          WHEREAS, Guarantor, the banks, financial institutions and other institutional lenders party thereto, and Fleet National Bank, as Administrative Agent, have previously entered into a Credit Agreement dated as of March 31, 1998 ("Credit Agreement"); and

          WHEREAS, the Original Loan Agreement was amended and restated on August 5, 1996 and further amended by the First Amendment thereto dated as of October 16, 1996, and by the Second Amendment thereto dated as of March 31, 1998 (the Original Loan Agreement, as so amended, the "Restated Agreement"); and

          WHEREAS, the Credit Agreement has been amended pursuant to Amendment No. 1 thereto dated as of September 23, 1998 to allow the Guarantor to make certain secured loans to the Borrower in an aggregate amount up to $10,000,000 to purchase shares of stock of the Guarantor which shares of stock will be pledged as security for the repayment of such loans ("Guarantor Loans");

          WHEREAS, the Borrower has requested that the term of the Restated Agreement be extended until April 1, 2002 and as consideration for such extension, Guarantor has agreed that principal payments on the Guarantor Loans shall not commence until after the maturity date of the loans under the Restated Agreement;

          WHEREAS, Bank, Guarantor and Borrower wish to amend the Restated Agreement to provide for the Guarantor Loans, to provide for an extension of the term of the Restated Agreement and to make certain other changes, as and to the extent set forth in this Amendment and subject to the terms and conditions


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                                      - 2 -


stated herein; it being understood that no additional money is being advanced in connection with this Amendment and that the Note (as defined in the Restated Agreement) is being replaced in its entirety in connection herewith ("Replacement Note").

          NOW, THEREFORE, it is agreed as follows:

          A. Definitions. All capitalized terms used but not herein defined shall have the meanings set forth in the Restated Agreement.

          B. Amendments. The Restated Agreement is hereby amended as follows:

          1. Section 2.2 of the Restated Agreement is hereby deleted and replaced in its entirety by the following:

               "2.2 The Note. The Credit is evidenced by a replacement note made by Borrower to Bank dated as of November 30, 1998 ("Note"), payable in accordance with the terms and conditions set forth therein. The Note is also subject to mandatory prepayment as set forth in Section 2.4(c) of this Agreement."

          2. Section 5.1 of the Restated Agreement is hereby deleted in its entirety and replaced with the following:

               "5.1 Borrowed Money. Create, incur, assume or suffer to exist any liability for borrowed money (i) except to the Bank, (ii) except for an existing loan from Fleet National Bank in the original amount of $4,000,000.00 which loan was used only to purchase shares of stock of the Guarantor, and (iii) except for a certain loan or loans from the Guarantor in an aggregate principal amount up to $10,000,000 which loans shall be used only to purchase shares of stock of the Guarantor ("Guarantor Loans"), provided however that principal repayments on the Guarantor Loans shall not commence until after the scheduled maturity date of the existing loans in favor of the Bank."

          3. Section 5.2 of the Restated Agreement is hereby deleted in its entirety and replaced with the following:

               "5.2 Encumbrances. Create, incur, assume or suffer to exist any mortgage, lien, security interest, pledge or other encumbrance on any of its property or assets, whether now owned or hereafter owned or acquired, other than encumbrances in favor of the Bank and other than a pledge of shares in favor of Fleet National Bank and/or Guarantor to secure payment of the loans described in Section 5.1 above."

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                                      - 3 -


          C. Representations and Warranties.

               1. The Borrower and the Guarantor have full power, authority and legal right to enter into this Amendment, and to take all action required of them under this Amendment. The Borrower hereby represents and warrants that the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary action, if any, and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or to general principles of equity.

               2. The Borrower and the Guarantor each hereby represents and warrants that the execution, delivery and performance of this Amendment by the Borrower and the Guarantor, respectively does not, and will not, contravene or conflict with any provision of (i) law or (ii) any judgment, decree or order, and does not, and will not, contravene or conflict with, or cause any lien to arise under, any provision of the Trust Agreement or any other agreement, instrument or other document binding upon or otherwise affecting the Borrower, the Guarantor, any property subject to the Trust Agreement or Plan, or any property of the Guarantor.

               3. All of the representations and warranties contained in the Restated Agreement, after giving effect to this Amendment, including, without limitation, those contained in Article 3 thereof, and each other agreement and document executed in connection therewith are true and correct on and as of the date hereof as though made on the date hereof, and no Event of Default exists under the Restated Agreement or will exist after or be triggered by the execution and delivery of this Amendment or any of the other agreements and documents contemplated hereby. In addition, the Borrower hereby represents, warrants and affirms that each of the other agreements and documents executed in connection with or relating to the Restated Agreement remain in full force and effect.


               4. Guarantor hereby acknowledges that it has read the Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of the Amendment, the obligations of the Guarantor under the Guaranty shall not be impaired or affected and the Guaranty


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                                      - 4 -


is and shall continue to be in full force and effect and is hereby confirmed.

          D. Conditions Precedent to Amendments. The effectiveness of this Amendment shall be subject to the fulfillment (to the satisfaction of the Bank) of the following conditions precedent:

               1. Amendment Documentation. The Borrower shall have delivered to Bank all of the following, each duly executed if required, and dated the date hereof, and each in form and substance satisfactory to Bank:

                    a. Amendment. The Borrower, the Bank and the Guarantor shall have executed and delivered this Amendment.

                    b. Replacement Note. The Borrower shall have executed and delivered to Bank the Replacement Note dated the date hereof in the principal amount of $1,008,699.79.

                    c. Opinion of Counsel. Counsel to the Borrower shall have delivered to Bank an opinion in form and substance satisfactory to Bank and its counsel, which opinion shall include an express statement to the effect that Bank is authorized to rely on such opinion.

                    d. Other. Such other documents and such other actions as Bank may reasonably request.

               2. No Default. As of the closing date of this Amendment, no Event of Default shall have occurred or be continuing under the Restated Agreement after giving effect to this Amendment.

               3.  Representations  and  Warranties.   The  representations  and
Warranties set forth in Section C hereof shall be true and correct on the closing date of this Amendment.

               4. Legal Matters. All legal matters incident hereto shall be satisfactory to counsel to the Bank.

          E. Miscellaneous.

               1. Except as specifically amended by this Amendment, the Restated Agreement and each other agreement and document executed in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

               2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term


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                                      - 5 -


or condition of the Restated Agreement or any other agreement or document executed in connection therewith, except, upon the effectiveness of this Amendment, as specifically amended hereby, or (ii) prejudice any right, power or remedy which Bank now has or may have in the future under or in connection with the Restated Agreement or any other agreement or document executed in connection therewith. Upon the effectiveness of this Amendment, each reference in the Restated Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Restated Agreement as amended hereby and each reference in any other agreement or document executed in connection with the Restated Agreement to the Restated Agreement or any word or words of similar import shall be and mean a reference to the Restated Agreement as amended hereby.

               3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

               4. Costs and Expenses. The Guarantor and the Borrower jointly and severally shall reimburse Bank promptly for all reasonable costs and expenses, including reasonable counsel fees and expenses, incurred by Bank in connection with this Amendment, any indebtedness created or evidenced hereunder and, in the case of Guarantor, any other obligations; and for costs and expenses, including reasonable counsel fees, of Bank incident to the enforcement of any provision of this Amendment, the Note, any other documents executed in connection with the Restated Agreement and, in the case of the Guarantor, any other obligations.

               5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

               6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [SIGNATURE PAGE FOLLOWS]


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                                     - 6 -

          IN WITNESS WHEREOF, Borrower, Guarantor and Bank have entered into this Third Amendment to Amended and Restated Loan Agreement on the date first written above.

                                      COLUMBUS McKINNON CORPORATION
                                      EMPLOYEE STOCK OWNERSHIP TRUST


                                      By:      /s/ Karen L. Howard
                                               ---------------------------
                                               KAREN L. HOWARD, as Trustee
                                               under the Columbus McKinnon
                                               Corporation Employee Stock
                                               Ownership Trust Agreement


                                      By:      /s/ Timothy R. Harvey
                                               -----------------------------
                                               TIMOTHY R. HARVEY, as Trustee
                                               under the Columbus McKinnon
                                               Corporation Employee Stock
                                               Ownership Trust Agreement


                                      By:      /s/ Robert L. Montgomery, Jr.
                                               ------------------------------
                                               ROBERT L. MONTGOMERY, JR.,
                                               as Trustee under the Columbus
                                               McKinnon Corporation Employee
                                               Stock Ownership Trust
                                      Agreement


                                      COLUMBUS McKINNON CORPORATION


                                      By:      /s/ Robert L. Montgomery, Jr.
                                               ------------------------------
                                               Robert L. Montgomery, Jr.
                                               Executive Vice President

                                      MARINE MIDLAND BANK


                                      By:      /s/ M. F. Brown
                                               --------------------------
                                               M.F. Brown
                                               Authorized Signatory